SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of Earliest Event Reported): October 7, 2002

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                         0-18348                         06-1209796
(State or other          (Commission File Number)             (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


1400 Corporate Center Way, Wellington, Florida                      33414
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4

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Item 9.  Regulation FD Disclosure.

         On October 7, 2002, Robert J. Khoury, President and Chief Executive Officer, and Thomas P. McCaffrey, Corporate Senior Vice President of Administration and Chief Financial Officer, of BE Aerospace, Inc. submitted a certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying BE's Quarterly Report on Form 10-Q for the period ending August 24, 2002.

         A copy of this certification is attached hereto as Exhibit 99.1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BE AEROSPACE, INC.

                                     By: /s/ Thomas P. McCaffrey
                                        ------------------------------------
                                     Name: Thomas P. McCaffrey
                                     Title: Corporate Senior Vice President of
                                              Administration and Chief Financial
                                              Officer


Date:    October 7, 2002

                                       3
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                                  EXHIBIT INDEX



Exhibit No.                Description of Exhibits
---------------            ----------------------------
99.1                       Certification of the chief executive officer and
                           chief financial officer pursuant to 18 U.S.C. Section
                           1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                       4

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